UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2009 – June 30, 2009

Item 1. Reports to Shareholders.

Royce Capital Fund— Micro-Cap Portfolio Royce Capital Fund— Small-Cap Portfolio	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2009

	Average Annual Total Returns
					Since		Annual Operating
Fund	YTD	1-Year	5-Year	10-Year	Inception		Expenses

Royce Capital Fund—Micro-Cap Portfolio	21.56%	-25.81%	0.82%	9.82%	10.71%	(12/27/96)	1.49%

Royce Capital Fund—Small-Cap Portfolio	7.32%	-23.31	1.66	9.23	9.96	(12/27/96)	1.09
Russell 2000	2.64%	-25.01	-1.71	2.38	4.16 *		n.a.
* Since Royce Capital Fund’s inception on 12/27/96.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 10-13 does not reflect any deduction for charges or expenses of the variable contracts or retirement plans investing in the Fund. All performance and expense information reflects results for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the Fund’s most current prospectus, and include management fees, other expenses and, in the case of Royce Capital Fund—Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Royce Capital Fund invests primarily in securities of small- and/or micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

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Table of Contents

Semiannual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	8

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What do people do when they buy
stocks? What are their motives
and expectations? These may seem
like odd, or at least very simple,
questions, but we think that they are
worth asking in pursuit of a larger,
more important point. After all,
myriad factors can lead a company’s
stock price to higher levels—
increased demand for the company’s
existing products and/or services,
a rapidly expanding business,
a higher public profile, an innovative
new product, etc. But none of
these events ensures that the share-price
gains will last. To us, the
critical question is, what kind of
companies are most likely to
experience a sustainable increase in
their business value, and thus an
increase in share price?

As long-term investors with a
disciplined value approach, we are
therefore less concerned with what
may or may not make a stock price
climb, particularly in the short run.
Short-term gains for our portfolio
holdings are always welcome, but our
focus is on identifying companies

Continued on page 4...

Letter to Our Shareholders

Simple Twist of Fate
It was one year ago that, taking a cue from a Bob Dylan song, we wrote that something significant was happening in the markets, but the nature and degree of the event had not yet become clear. The intervening 12 months have certainly clarified things, in about as painful and destructive a fashion as possible from an investment standpoint. Back in March 2008, the fall of Bear Stearns was initially hoped to be, with fingers crossed in one hand and the other knocking on wood, an isolated, anomalous event. It took a few months, but the ongoing implosion of the subprime mortgage market sent shock waves throughout the global financial system. A significant correction in housing prices probably would have created some thorny economic problems in and of itself, but as fate would have it, many of these ill-awarded mortgages were securitized, packaged, ‘tranched’ and traded in a dizzying array of complicated arrangements that may never be completely understood. And once September rolled around, the once-slow pace of decline picked up so quickly that matters barely had time to escalate from bad to disastrous.

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    The subprime fallout hit the markets with its most devastating blows less than one year ago, though it seems much further away in time, perhaps because so much trouble arrived so quickly and perhaps because so many other significant events—a deep recession, an ensuing credit crisis, a presidential election, the bankruptcy of two of the three major American automakers, two ongoing wars, and unrest and agitation in Iran—were occurring as the financial crisis was unfolding. As of this writing, we have seen the small-cap stock market go from a stumble to a near-collapse to a short-term (and hopefully more lasting) recovery in the space of a little less than two years, with the most eventful action coming between September 2008 and the present.
    The pertinent questions are: How long can the nascent bull market last? Has the economy stabilized to the point that a sustainable recovery is just a matter of time? Will economic improvement arrive in time to prevent the recurrence of a stock market swoon? Will the federal government’s stimulus package have a tangibly positive effect on growth? For each question, the answer, unfortunately, is not ‘blowin’ in the wind’, or anywhere else for that matter. One need only look at the intensity of the debates over economic ‘green shoots’ and the question of whether they presage genuine resurgence or are simply anomalous occurrences in a still contracting economy. Our own take, about which we have more to say later in this letter, is guardedly optimistic. However, before moving on we wish to point out that our long-term perspective allows us some measure of distance from the heat of these debates. Lacking the fatalism that has characterized many observers’ forecasts for the economy and the stock market, we believe in the cyclicality of markets and the resourcefulness of our economy, both of which should be factors in the next year as we make our way by fits and starts to better days.

Lacking the fatalism that has characterized many observers’ forecasts for the economy and the stock market, we believe in the cyclicality of markets and the resourcefulness of our economy, both of which should be factors in the next year as we make our way by fits and starts to better days.

Modern Times

As for those days most recently passed, they were definitely better, as the market spent much of the period from March through June rallying from the worrisome depths it had tested in the fall and winter months. The better days began after the most recent market trough on March 9 and continued mostly unimpeded through the end of June, though there were notable sell-offs, particularly late in June and early in July. However, even the most fatalistic observer was likely cheered by the year-to-date results for the major equity indices: The small-cap Russell 2000 was up 2.6% through June 30, 2009, while the large-cap S&P 500 gained 3.2% and the more tech-laden Nasdaq Composite shot up 16.4%.
    As the date of the recent market bottom indicates, the first half of 2009 offered the worst of the recent bear market and the sparkling hope of a new, more bullish era,

In such a volatile environment, the question of where market leadership will next reside remains an open one, as does the question of how long any such leadership period is likely to last.

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capable of long-term success as both
businesses and stocks. There are
several methods that we use to try to
determine this. The first critical
step entails a close examination
of a company’s financial profile and
history. We search for evidence of
our definition of quality—a strong
balance sheet, a history of solid
earnings, the ability to generate
positive cash flow and high returns
on invested capital. While it’s true
that a company possessing each of
these qualities is hardly guaranteed
positive stock performance (as
returns for our Funds in 2008 made
painfully clear), we think that
businesses with these characteristics
are most likely to be solid, if not
strong, performers over long-term
time horizons.

Another route is of particular
significance to us, though it may at
first seem counterintuitive: A company
can achieve an attractive long-term
record by losing less during economic
or market downturns. Our years of
research bear out that those attributes
that we value so highly can help a
firm to weather these storms—
profitable companies with low debt
and plentiful cash have historically
been stalwarts in poor markets
and/or economies (the recent bear
market notwithstanding).

In other words, we are seeking great
companies, not just great stocks.

Continued on page 6...

Letter to Our Shareholders

all within a compact six months. During the first quarter, the Russell 2000 was down 15.0%, the S&P 500 fell 11.0% and the Nasdaq Composite slipped “only” 3.1%. It should be remembered that these results included the beginning of the recent rally, more than three weeks’ worth of mostly rising stock prices that closed out the quarter and saw each index posting positive double-digit returns from March 9 through March 31, 2009. That the rally then took up almost the entire second quarter was thus a more than welcome development, especially as results for the four indices referenced above represented the largest respective quarterly advances since the second quarter of 2003. Yet we are still a long way from celebration. For the periods ended June 30, 2009, one-year, three-year and five-year average annual returns for all three indices remained negative.
    Market leadership remains unclear. Consider the following: The Russell 2000 trailed the S&P 500 in the first quarter, outperformed in the second quarter, but remained behind its large-cap counterpart for the year-to-date period ended June 30, 2009. The small-cap index led its large-cap sibling for the one-year period through the end of June, trailed in the three-year period, and led in the five- and 10-year periods. Small-cap stocks also significantly outperformed large-caps for the decade-to-date period, with the Russell 2000 gaining 14.0% versus the S&P 500’s decline of 25.9% from December 31, 1999 through June 30, 2009. With dramatic and well-defined bear and bull periods over the last two years, none of us needs a reminder that market volatility has been very much the norm. However, we think that another important example of its omnipresence can be seen in the near-regular rotation of small- and large-cap leadership over recent shorter-term calendar-based periods. In such an environment, the question of where market leadership will next reside remains an open one, as does the question of how long any such leadership period is likely to last.

It Takes Growth to Laugh, It Takes Value to Cry
Within the small-cap universe, the current leadership issue is more than settled. Small-cap growth, as measured by the Russell 2000 Growth index, remained in the top spot over small-cap value, as measured by the Russell 2000 Value index. For the year-to-date period ended June 30, 2009, the Russell 2000 Growth index gained 11.4%, while the Russell 2000 Value index fell 5.2%. Both small-cap indices enjoyed robust results in the second quarter, but the Russell 2000 Value index’s 18.0% gain trailed its growth counterpart’s 23.4% return, so the turn in the tide of stock prices did little to help the small-cap value index to narrow the performance gap. Small-cap growth first gained its advantage in 2009 by outperforming in the bearish first quarter, down 9.7% compared to a decline of 19.6% for small-cap value, which marked the third consecutive quarter

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in which small-cap growth fared better than small-cap value in a negative return period. (However, at the end of 2008, small-cap value held a slender lead over growth from the small-cap peak on July 13, 2007, the official start of the small-cap bear market.) In a curious twist of fate, then, the small-cap growth index has solidified its leadership position in large part by defying its historical norm of trailing small-cap value in down markets.
     The Russell 2000 Growth index also beat its small-cap value counterpart for the one-, three- and five-year periods ended June 30, 2009. Over longer-term periods, small-cap value held sway, thanks to an earlier period of long-term leadership. The end of 2006 marked the end of an extended span of small-cap value outperformance. In each of the first seven years of the current decade, small-cap value underperformed small-cap growth only once, in 2003, and by a slight margin. These years of often-decisive performance advantages helped the Russell 2000 Value index to outpace the small-cap growth index for the 10-, 15-, 20- and 25-year periods ended June 30, 2009.
     As longstanding believers in reversion to the mean, we thought it likely that this long period of outperformance for small-cap value was likely to be succeeded by a strong turn for small-cap growth when the small-cap market cycle that began in March 9, 2000 came to an end, which happened in July 2007. For the periods ended June 30, 2009, the Russell 2000 Growth index outpaced its value sibling from the small-cap peak on July 13, 2007 (-35.2% versus -42.5%) and from the small-cap market low on March 9, 2009 (+49.9% versus +47.9%). We were not surprised to see small-cap growth hold an advantage throughout the recent bear market or thus far in the rally. As much as outperformance in both an up and a down market, even over a short-term period, is a convincing measure of leadership, the current volatile condition of the market makes small-cap growth’s ongoing dominance an uncertain proposition at best.

Quality is likely to be a lingering presence—a constant in a solid bull market that should otherwise see regular rotations in leadership.

Things Have Changed

The significant question, of course, is what happens next? Late June and early July saw just enough selling for many observers to be convinced that the rally might have breathed its last, at least until more compelling evidence of a growing economy surfaces. Our own take is that the first phase of the bull market is probably complete. The rally that began in March was characterized by dynamic, double-digit returns, and stocks of all sizes in nearly all sectors and industries benefiting greatly. Around the middle of June, the market fell into a corrective period, almost as if it were catching its breath after the wild run-up of stock prices. This period could last for another few months or could be over by the time this Semiannual Review and Report is being read. We would expect

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At first, this may appear to be a
distinction without a difference, but
the difference is very real to us
because we see ourselves as business
buyers. We have always taken very
seriously the simple truth that when
one buys even one share of stock,
one becomes a stakeholder in a
business. This is why our approach
generally requires developing a deep
understanding of what a company
does and how it operates. In addition
to our discussions with a company’s
management, we often speak to
suppliers, customers and competitors
in order to expand our knowledge
of the company.

To be sure, we buy stocks to make
money, but the means to that
sought-after end are very specific.
We are looking for the happy
marriage of a strong financial profile
with a wonderful business that we
think we know well. This necessitates
a commitment to a disciplined
process, one that demands we know
as much about these businesses as
we possibly can. It involves making an
investment in a business as if we
were purchasing the entire company,
as if we were owners, because,
after all, that is what we become
when we buy stocks.

Letter to Our Shareholders

an overall modest decline in the range of 10%-15%, regardless of the time frame. We also expect the next phase in the current cycle to be different—still bullish, but with returns that will not be as lofty. It seems to us we will see more historically typical performance patterns, frequent sector and industry rotation and greater discrimination on the part of investors for quality companies. We also feel confident that stocks of higher quality companies—those with solid earnings, high returns on invested capital and/or that pay dividends—should take the lead in the next bull phase.
     Our reasoning is that enough investors should begin to focus on company quality now that the period of momentum-driven results appears to be behind us and a recovering economy in front of us, though no one knows how far ahead it lies. Recent selling has been driven more by fundamentals than liquidity, which is a good sign for the stability of equities as a whole. Without the sense of panic that was so prevalent in the last four months of 2008, investors would be free to think more about factors such as risk, long-term performance and sustainable growth. In such a setting, we think that quality stocks would do well across virtually all asset classes and in all industries where they can be found. So we may see, for example, small-cap leadership for a short time, then a period of large-cap outperformance, etc. However, quality is likely to be a lingering presence—a constant in a solid bull market that should otherwise see regular rotations in leadership.

Beyond Here Lies...
The economy is the elephant in the room. The recent rally was fueled in large part by investors’ expectations of an economic recovery that, perhaps needless to say, has thus far not materialized. We suspect that some investors may have confused economic stabilization with economic recovery, something that surely helped the prices of certain stocks to run ahead of what their fundamentals might suggest, which in part explains why the rally lost steam in June. From an equity investor’s standpoint, economic recovery is necessary for the market’s bullish moves to be sustained. Rancorous debate about where the economy is and where it is going will continue. There will be plenty of disappointment and cynicism, as well as an ample supply of naysayers braying along the road to economic recovery, which we think will proceed slowly, at times at a pace of two steps forward one step back, to the point that within a year a recovery should be well under way. We do not think that it will be as driven by consumer spending, but instead will be led by revived industrial activity, natural resources and perhaps even financial services. Consumer activity will still play an important role, but we expect consumer spending to account for far less of GDP than it did prior to the recession, which will be a positive development.

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    We look forward to the next several months and even more so to the next three to five years. Our own confidence about the economy and the equity markets is tempered by the fact that ‘less bad’ does not equate to ‘good.’ We suspect that the next round of concerns will center on the pace of improvement rather than the question of its existence, which seems to dominate economic discussions as of this writing. Yet the current mood, part of which we have just described and which seems to shift from optimism to pessimism and back again, often in the space of a single day, is infinitely preferable to the panic and capitulation that made last fall and winter so chilling. This is the kind of incremental, at times imperceptible, progress that we expect the economy to make. The market’s moves, far easier to track, will be less subtle, but both should be moving, however slowly, to a far better place.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2009

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8 | Royce Capital Fund 2009 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2009, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2009 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
     The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
     Royce Capital Fund—Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund—Small-Cap Portfolio invests primarily in securities of small-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the prospectus). The Funds may invest up to 25% of their respective assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

     This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

     The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

Royce Capital Fund 2009 Semiannual Report to Shareholders | 9

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan - June 2009*			21.56%

One-Year			-25.81

Three-Year			-7.97

Five-Year			0.82

10-Year			9.82

Since Inception (12/27/96)			10.71

ANNUAL EXPENSE RATIO

Operating Expenses			1.49%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCM	Year	RCM

2008	-43.3%	2002	-12.9%

2007	4.0	2001	29.7

2006	21.1	2000	18.5

2005	11.6	1999	28.1

2004	13.8	1998	4.1

2003	49.2	1997	21.2

TOP 10 POSITIONS % of Net Assets

Atlantic Tele-Network			1.4%

Olympic Steel			1.4

Patriot Transportation Holding			1.1

Allied Nevada Gold			1.1

Kennedy-Wilson			1.1

Cavco Industries			1.0

Fronteer Development Group			1.0

Anaren			1.0

Semperit AG Holding			1.0

Silvercorp Metals			1.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			16.5%

Technology			15.5

Industrial Services			13.8

Industrial Products			11.2

Health			10.7

Consumer Products			8.2

Consumer Services			5.9

Financial Intermediaries			4.2

Financial Services			3.4

Miscellaneous			3.4

Preferred Stock			0.5

Cash and Cash Equivalents			6.7

Royce Capital Fund—Micro-Cap Portfolio

Managers’ Discussion
If not for the stubborn and unfortunate fact that we are still in a bear market, recent performance for Royce Capital Fund—Micro-Cap Portfolio (RCM) would be nothing less than spectacular. As things stand, we will settle for ‘highly encouraging.’ The Fund gained 21.6% for the year-to-date period ended 6/30/09, well ahead of its small-cap benchmark, the Russell 2000, which was up 2.6%, and the Russell Microcap index, which rose 6.0%, for the same period. The Fund’s first-half outperformance was a near-ideal combination of a strong relative showing in the first-quarter downturn and a terrific absolute and relative result in the second-quarter upswing. RCM lost 7.5% in the opening quarter of 2009, compared to respective declines of 15.0% and 15.2% for the Russell 2000 and Russell Microcap indices. When stock prices rose in the second quarter, the Fund was up an impressive 31.4% versus a gain of 20.7% for its small-cap benchmark and 25.0% for the micro-cap index.

     The Fund also showed much-improved relative returns in the recent market cycle. First, in the rally that began following the small-cap low on 3/9/09 through 6/30/09, RCM was up 56.6% versus gains of 48.9% for the Russell 2000 and 54.6% for the Russell Microcap index. For the market cycle period that began with the most recent small-cap peak on 7/13/07 (and thus marked the beginning of the current bear market) through 6/30/09, RCM fell 35.9%, again outperforming its benchmark, which lost 38.8%, and the micro-cap index, which declined 44.7%. As welcome as the bullish period was, we were even more pleased to see the Fund lose less than its benchmark through the first two-plus months of 2009.
     Over longer-term periods, the news remained positive. From the previous small-cap market peak on 3/9/00 through 6/30/09, RCM handily outpaced the Russell 2000, up 113.8% versus a loss of 5.2%. (Data for the Russell Microcap index only goes back to 2002.) Similarly, the Fund was ahead of its benchmark during the most recently completed small-cap market cycle, which ran from 3/9/00 through 7/13/07, a period in which RCM rose 233.6%, while the Russell 2000 was up 54.9%. The Fund’s strong market cycle returns were a critical factor in beating its benchmark for the three-, five-, 10-year and since inception (12/27/96) periods ended 6/30/09. RCM’s average annual total return since inception was 10.7%.
     Technology and Natural Resources, the Fund’s two largest sectors at the end of June, also made the most significant positive contributions to performance in the first half. Within
GOOD IDEAS THAT WORKED Top Contributors To Performance Year-to-Date Through 6/30/09*

Fuqi International	1.26%

Stein Mart	0.84

Buckle (The)	0.69

Allied Nevada Gold	0.66

Sipef	0.65

*Includes Dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCM reflects Investment Class results. Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the date of the Fund’s most current prospectus, and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

             10  |  Royce Capital Fund 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

Natural Resources, precious metals and mining dominated, the result of stable or rising commodity prices and a decline in the costs of mining. There was also greater access to capital, as improved commodity prices seemed to make financing easier to obtain. Each of these factors played a role in the mostly rising share prices of several mining stocks in the portfolio, including Allied Nevada Gold, Fronteer Development Group, U.S. Gold and Silvercorp Metals. We liked the ongoing prospects for the industry and also thought that, first-half gains notwithstanding, several holdings still had ample room for growth. Allied Nevada Gold, Fronteer Development Group and Silvercorp Metals were top-ten positions at the end of June. Net gains in the Technology sector were mostly clustered in three industries—semiconductors and equipment, telecommunications, and components and systems.
     Few areas of the market held lower expectations heading into 2009 than consumer stocks. Hit hard at each stage of the bear market, they were also subject to grim forecasts about how little consumers across the globe would be spending during the recession. In part because most consumer stocks were (at least in our view) wildly oversold into early 2009 and in part because several businesses reported results in 2009 that, while not quite good, were far from disastrous, many rallied in the first half. Fuqi International designs and sells precious metal jewelry in China. Its recent earnings were actually both positive and better than expected, which drove its share price to lofty heights. We reduced our position substantially in June. We also trimmed our stake in clothing and accessories retailer The Buckle and sold shares in fashion merchandiser Stein Mart as their stock prices climbed. Sipef is a holding company that, among other things, operates rubber and palm oil plantations. Much of its profit comes from its palm oil business, which we think offers terrific growth potential in China, India and elsewhere in Asia. After palm oil prices fell dramatically in the second half of 2008, they rebounded in the first half of 2009, helping Sipef ’s stock price to do the same. It was the Fund’s twelfth largest holding at the end of June.
     Media company Journal Communications proved a disappointment in a market where we saw what we deemed sounder opportunities elsewhere. We sold our shares in March. Key Technology makes process automation systems that integrate electro-optical inspection, sorting, and product preparation equipment. Its business and share price have been hurt by the recession, but we like its balance sheet and its prospects, especially as it seeks to introduce its products into the pharmaceutical industry.

GOOD IDEAS AT THE TIME Top Detractors From Performance Year-to-Date Through 6/30/09*

Journal Communications Cl. A	-0.64%

Key Technology	-0.60

LaCrosse Footwear	-0.38

United Fire & Casualty	-0.35

Dyax Corporation	-0.29

*Net of Dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$252 million

Weighted Average P/B Ratio	1.2x

Weighted Average Portfolio Yield	2.0%

Fund Net Assets	$400 million

Turnover Rate	20%

U.S. Investments (% of Net Assets)	68.7%

Non-U.S. Investments (% of Net Assets)	24.6%

Number of Holdings	205

Symbol
Investment Class	RCMCX
Service Class	RCMSX

* Geometrically calculated

Royce Capital Fund 2009 Semiannual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/09

Jan - June 2009*			-7.32%

One-Year			-23.31

Three-Year			-5.47

Five-Year			1.66

10-Year			9.23

Since Inception (12/27/96)			9.96

ANNUAL EXPENSE RATIO

Operating Expenses			1.09%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RCS	Year	RCS

2008	-27.2%	2002	-13.8%

2007	-2.1	2001	21.0

2006	15.6	2000	33.3

2005	8.6	1999	8.2

2004	25.0	1998	8.9

2003	41.1	1997	17.1

TOP 10 POSITIONS % of Net Assets

Knight Capital Group Cl. A			2.3%

Oil States International			2.3

NBTY			2.3

Federated Investors Cl. B			2.3

Steven Madden			2.1

Aspen Insurance Holdings			2.1

Wolverine World Wide			2.0

Dress Barn (The)			1.9

Comtech Telecommunications			1.8

Buckle (The)			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			15.1%

Natural Resources			13.9

Industrial Services			10.8

Technology			10.4

Industrial Products			10.1

Consumer Services			9.4

Consumer Products			9.4

Health			8.2

Financial Services			2.3

Miscellaneous			1.8

Cash and Cash Equivalents			8.6

Royce Capital Fund—Small-Cap Portfolio

Manager’s Discussion
The welcome recovery in stock prices showed much of its favor to lower-quality issues, but that did not prevent a solid performance for the limited portfolio of Royce Capital Fund–Small-Cap Portfolio (RCS), which includes what we believe are small-cap stocks of the highest quality. (We define quality as companies with strong balance sheets, the ability to generate free cash flow and high returns on invested capital.) The Fund rose 7.3% for the year-to-date period ended 6/30/09, ahead of its small-cap benchmark, the Russell 2000, which was up 2.6% for the same period. A more-than-respectable absolute and relative performance was satisfying enough, but we were even more pleased by the way in which the Fund achieved its edge, with solid relative down market results and strong absolute and relative up market performance. In the dreary first quarter, a period in which the Russell 2000 declined 15.0%, RCS lost 12.5%. Stock prices began to recover in March, spurring the second-quarter rally. Between April and June, when the small-cap index was up 20.7%, the Fund gained 22.6%.

     RCS’s strong first half helped to improve its recent market cycle performance. From the small-cap peak on 7/13/07 through the most recent low on 3/9/09, the Fund lost 54.0% while the Russell 2000 declined 58.9%. For the period beginning with that same small-cap peak through 6/30/09, which reflects the rally that kicked off on 3/9/09, RCS was down 32.4% versus a loss of 38.8% for the Russell 2000. The Fund’s showing in the recent upswing was impressive, though it trailed its benchmark. From 3/9/09 through 6/30/09, RCS was up 46.9% versus a gain of 48.9% for the small-cap index.
     The Fund’s market cycle and other long-term results were also solid. From the previous small-cap peak on 3/9/00 through 6/30/09, the Fund handily trounced the Russell 2000, up 125.3% versus the benchmark’s loss of 5.2%. This strong performance helped RCS to best the small-cap index for the one-, three-, five-, 10-year and since inception (12/27/96) periods ended 6/30/09.The Fund’s average annual total return since inception was 10.0%.
     After the relative and absolute disappointments of 2008, we were pleased to see reversals in the stock prices of many portfolio holdings. Perhaps none was less expected than the dynamic rebound of companies in the Fund’s two consumer sectors. Seven of RCS’s 20 best-performing holdings in the first half came from either the Consumer Services or Consumer Products sectors. While some of these stocks showed impressive growth through the still-recessionary first half, nearly all had been, in our view, thoroughly oversold by the end of
GOOD IDEAS THAT WORKED Top Contributors To Performance Year-to-Date Through 6/30/09*

NBTY	1.10%

Buckle (The)	0.93

American Eagle Outfitters	0.75

Federated Investors Cl. B	0.72

Sims Metal Management ADR	0.69

*Includes Dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts of retirement plans investing in the Fund. Returns as of the recent month-end may be obtained at www.roycefunds.com. All performance and risk information for RCS reflects Investment Class results. Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class, as of the date of the Fund’s most current prospectus, and include management fees and other expenses.

             12  |  Royce Capital Fund 2009 Semiannual Report to Shareholders

Performance and Portfolio Review

2008. Their recovery, then, was surprising but not shocking—some recovery after such a violent sell-off seemed appropriate, if only in hindsight.
     The Fund’s strongest-performing industry was retail stores, which was dominated by strong results from three companies. The Buckle operates as a retailer of casual apparel, footwear and accessories for younger people. We first bought shares in RCS in 2001 and have held a position continuously since 2004. We began to re-build our stake in October 2008, still confident that, as a well-managed company with ample cash, it was capable of enduring through the recession and thriving in an economic recovery. Its growth has slowed, but recent earnings remained positive as the firm continued to prove that it could offer sought-after merchandise. It was a top-ten position at the end of June. Another large holding that we built during some of the darkest days of the bear market was The Dress Barn, which operates a chain of women’s apparel specialty stores. It too has been an effective survivor of a brutal market for retailers that we think could benefit from an economic turnaround. The price of American Eagle Outfitters hit single digits through most of the period between October and March, and we re-built our position between October and February. Better-than-expected results began to attract investors later in March. We sold some shares during April and May.
     NBTY makes and distributes nutritional supplements. The company went through an awful latter half of 2008, battling increases in the cost of raw materials needed to make vitamins and sagging sales. In 2009, sales growth resumed, raw materials costs fell and the firm bought a competitor out of bankruptcy, all of which seemed to convince investors of its overall good health. It was RCS’s third-largest holding at the end of June. When mobile-data communications equipment maker Comtech Telecommunications reduced its sales and profit outlook for fiscal 2009 in March, its stock price suffered its worst decline in 29 years. We were thinking more about the company’s strong balance sheet and attractive long-term prospects, especially in the areas of satellite and mobile-tracking equipment that it provides to the U.S. military, both of which made adding to our stake a simple decision. Aircraft and industrial parts maker Woodward Governor saw its stock price plummet, which, along with a 2008 acquisition that caused more dilution to its balance sheet than we would have liked, led us to begin reducing our position in March.

GOOD IDEAS AT THE TIME Top Detractors From Performance Year-to-Date Through 6/30/09*

Comtech Telecommunications	-1.32%

Woodward Governor	-0.77

Entegris	-0.57

Lincoln Electric Holdings	-0.47

Montpelier Re Holdings	-0.40

*Net of Dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$924 million

Weighted Average P/E Ratio**	11.2x

Weighted Average P/B Ratio	1.3x

Weighted Average Portfolio Yield	1.2%

U.S. Investments (% of Net Assets)	88.9%

Non-U.S. Investments (% of Net Assets)	2.5%

Fund Net Assets	$347 million

Turnover Rate	23%

Number of Holdings	92

Symbol
Investment Class	RCPFX
Service Class	RCSSX

* Geometrically calculated
** The Fund’s P/E calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 6/30/09).

Royce Capital Fund 2009 Semiannual Report to Shareholders  |  13

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio

	SHARES	VALUE
COMMON STOCKS – 92.8%

Consumer Products – 8.2%
Apparel, Shoes and Accessories - 2.9%
Fuqi International [a,b]	64,999	$1,346,129
LaCrosse Footwear	277,231	2,592,110
True Religion Apparel [a,b]	135,400	3,019,420
Van De Velde	42,950	1,569,155
Volcom [a,b]	258,800	3,235,000

		11,761,814

Food/Beverage/Tobacco - 2.6%
Anglo-Eastern Plantations	187,700	1,105,516
Asian Citrus Holdings	654,000	2,233,781
HQ Sustainable Maritime Industries [b]	167,000	1,528,050
Sipef	79,000	3,787,711
Societe Internationale de Plantations d’Heveas	50,600	1,876,904

		10,531,962

Health, Beauty and Nutrition - 0.4%
Nutraceutical International [b]	146,500	1,522,135

Home Furnishing and Appliances - 1.0%
AS Creation Tapeten	90,810	2,163,308
Ekornes	72,500	965,911
Lumber Liquidators [a,b]	44,800	706,048

		3,835,267

Sports and Recreation - 1.3%
Arctic Cat [b]	556,360	2,247,694
Piscines Desjoyaux	155,181	979,195
RC2 Corporation [b]	157,000	2,077,110

		5,303,999

Total (Cost $44,741,397)		32,955,177

Consumer Services – 5.9%
Direct Marketing - 0.4%
Manutan International	32,666	1,627,284

Leisure and Entertainment - 0.6%
Multimedia Games [b]	500,538	2,482,668

Online Commerce - 0.6%
CryptoLogic	397,000	2,429,640

Restaurants and Lodgings - 0.8%
Benihana [a,b]	61,314	417,548
Benihana Cl. A [a,b]	127,930	808,518
City Lodge Hotels	222,000	1,989,454

		3,215,520

Retail Stores - 3.5%
A.C. Moore Arts & Crafts [b]	127,300	478,648
Buckle (The)	104,025	3,304,874
Cache [b]	438,250	1,700,410
Cato Corporation (The) Cl. A	116,400	2,030,016
Jos. A. Bank Clothiers [a,b]	82,800	2,853,288
Lewis Group	231,000	1,447,512
	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Stein Mart [b]	230,343	$2,040,839

		13,855,587

Total (Cost $22,213,584)		23,610,699

Financial Intermediaries – 4.2%
Banking - 1.0%
Bancorp (The) [b]	127,528	765,168
BCB Holdings [b]	743,907	1,530,279
Canadian Western Bank	128,600	1,872,917

		4,168,364

Insurance - 2.0%
American Physicians Service Group	40,000	907,600
American Safety Insurance Holdings [b]	143,200	1,948,952
Argo Group International Holdings [b]	70,027	1,976,162
Navigators Group [b]	42,500	1,888,275
United Fire & Casualty	78,630	1,348,505

		8,069,494

Securities Brokers - 1.2%
Sanders Morris Harris Group	529,400	2,911,700
Thomas Weisel Partners Group [b]	281,400	1,694,028

		4,605,728

Total (Cost $21,310,190)		16,843,586

Financial Services – 3.4%
Investment Management - 3.4%
Brait	744,000	1,515,837
CapMan Cl. B [b]	1,126,855	1,586,527
Deutsche Beteiligungs	197,700	3,383,639
Endeavour Financial [a]	722,900	870,103
† Gluskin Sheff + Associates	187,900	2,600,859
Sprott Resource [b]	928,100	2,457,592
U.S. Global Investors Cl. A	112,300	1,039,898

Total (Cost $26,692,321)		13,454,455

Health – 10.7%
Commercial Services - 0.2%
PDI [b]	197,700	810,570

Drugs and Biotech - 3.9%
Anika Therapeutics [b]	133,252	632,947
† CombiMatrix Corporation [a,b]	160,800	1,125,600
Dyax Corporation [b]	493,516	1,056,124
Fornix Biosciences	106,128	969,444
Genoptix [b]	79,624	2,547,172
Lexicon Pharmaceuticals [b]	1,718,686	2,131,171
Maxygen [b]	117,200	787,584
† Medicines Company (The) [b]	326,400	2,738,496
Orchid Cellmark [b]	884,200	1,414,720
ULURU [a,b]	2,077,690	332,430
Vetoquinol	70,000	1,454,634
YM Biosciences [b]	737,800	413,168

		15,603,490

14 | Royce Capital Fund 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Health (continued)
Health Services - 1.7%
Bio-Imaging Technologies [b]	272,023	$973,842
Computer Programs and Systems	59,300	2,271,783
CorVel Corporation [b]	66,225	1,507,943
U.S. Physical Therapy [b]	141,960	2,093,910

		6,847,478

Medical Products and Devices - 4.9%
Bruker Corporation [b]	178,406	1,652,040
Cerus Corporation [b]	400,000	412,000
Cynosure Cl. A [b]	198,900	1,521,585
Exactech [b]	115,900	1,680,550
Merit Medical Systems [b]	42,000	684,600
Neogen Corporation [b]	119,950	3,476,151
NMT Medical [b]	174,800	391,552
SenoRx [b]	327,833	1,098,240
Shamir Optical Industry [b]	145,700	738,699
Solta Medical [b]	415,761	648,587
STRATEC Biomedical Systems	36,000	911,481
Syneron Medical [b]	448,294	3,236,683
† Virtual Radiologic [a,b]	30,925	279,253
Young Innovations	131,465	2,864,622

		19,596,043

Total (Cost $61,218,887)		42,857,581

Industrial Products – 11.2%
Automotive - 0.9%
Landi Renzo	797,000	3,609,376

Building Systems and Components - 1.9%
AAON	126,704	2,523,944
Drew Industries [b]	276,533	3,365,407
LSI Industries	308,599	1,681,864

		7,571,215

Industrial Components - 0.8%
Graham Corporation	169,900	2,259,670
Orion Energy Systems [a,b]	205,600	771,000

		3,030,670

Machinery - 2.2%
Burckhardt Compression Holding	27,000	3,498,361
Kadant [b]	198,531	2,241,415
Key Technology [b]	217,429	2,150,373
Manitou BF [b]	60,802	725,606
Technotrans [b]	46,775	253,098

		8,868,853

Metal Fabrication and Distribution - 2.7%
Castle (A.M.) & Co.	181,221	2,189,150
Foster (L.B.) Company Cl. A [b]	90,976	2,735,648
Olympic Steel	221,500	5,420,105
Samuel Manu-Tech	231,000	659,348

		11,004,251

Miscellaneous Manufacturing - 1.0%
Semperit AG Holding	148,713	3,976,568

Pumps, Valves and Bearings - 0.7%
Pfeiffer Vacuum Technology	38,000	2,788,016

	SHARES	VALUE
Industrial Products (continued)
Specialty Chemicals and Materials - 1.0%
American Vanguard	164,133	$1,854,703
Phoscan Chemical [b]	1,681,800	578,360
Victrex	160,000	1,488,036

		3,921,099

Total (Cost $52,633,806)		44,770,048

Industrial Services – 13.8%
Commercial Services - 5.7%
ATC Technology [b]	157,937	2,290,086
Barrett Business Services	84,099	883,039
Begbies Traynor	923,700	1,573,115
Brunel International	116,346	2,663,843
CRA International [b]	60,106	1,668,543
Electro Rent	148,200	1,406,418
Forrester Research [b]	44,200	1,085,110
GP Strategies [b]	535,700	3,155,273
Healthcare Locums	410,000	1,289,196
Heritage-Crystal Clean [b]	90,267	1,096,744
Intersections [b]	278,445	1,291,985
Kforce [b]	263,833	2,181,899
Lincoln Educational Services [b]	79,735	1,668,853
Willdan Group [b]	277,700	541,515

		22,795,619

Engineering and Construction - 2.7%
Cavco Industries [a,b]	159,804	4,047,835
Exponent [b]	128,988	3,161,496
Layne Christensen [b]	73,200	1,496,940
Sterling Construction [b]	136,700	2,086,042

		10,792,313

Food, Tobacco and Agriculture - 0.6%
Zapata Corporation [b]	344,300	2,344,683

Industrial Distribution - 0.3%
Houston Wire & Cable	110,400	1,314,864

Printing - 1.8%
Courier Corporation	159,618	2,435,771
CSS Industries	84,300	1,718,034
Domino Printing Sciences	349,352	1,448,282
Ennis	140,600	1,751,876

		7,353,963

Transportation and Logistics - 2.7%
Euroseas	488,628	2,335,642
Marten Transport [b]	80,049	1,661,817
Patriot Transportation Holding [b]	61,281	4,469,224
Vitran Corporation [b]	224,050	2,218,095

		10,684,778

Total (Cost $65,740,829)		55,286,220

Natural Resources – 16.5%
Energy Services - 5.8%
Boots & Coots [b]	1,311,500	1,822,985
Dawson Geophysical [b]	104,502	3,119,385
Gulf Island Fabrication	106,900	1,692,227
Lamprell	1,426,100	2,696,533

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Semiannual Report to Shareholders | 15

Schedules of Investments

Royce Capital Fund – Micro-Cap Portfolio (continued)

	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
OYO Geospace [b]	65,308	$1,675,803
Pioneer Drilling [b]	145,900	698,861
Superior Well Services [b]	131,100	780,045
T-3 Energy Services [b]	225,345	2,683,859
Tesco Corporation [b]	166,980	1,325,821
TGC Industries [b]	645,356	3,142,884
Total Energy Services	570,900	2,139,986
World Energy Solutions [b]	230,700	1,199,640

		22,978,029

Oil and Gas - 0.9%
Approach Resources [b]	235,200	1,622,880
Gran Tierra Energy [b]	560,100	1,932,345
PetroCorp [b,c]	163,200	0

		3,555,225

Precious Metals and Mining - 8.8%
Alamos Gold [b]	391,800	3,220,228
Allied Nevada Gold [b]	554,429	4,468,698
Aquiline Resources [b]	1,146,900	1,794,573
Bear Creek Mining [b]	372,200	697,585
Crosshair Exploration & Mining [b]	1,299,500	246,905
Eldorado Gold [b]	183,000	1,637,850
Endeavour Silver [a,b]	586,300	1,008,436
Entree Gold [b]	988,700	988,700
Fronteer Development Group [b]	1,173,600	4,025,448
Gammon Gold [b]	244,847	1,633,130
Great Basin Gold [b]	1,086,500	1,485,221
Horsehead Holding [b]	335,300	2,497,985
Lumina Copper [b]	1,004,400	630,367
Quaterra Resources [b]	542,500	284,508
Red Back Mining [b]	234,000	2,039,943
Silvercorp Metals	1,100,100	3,872,352
US Gold [b]	1,336,796	3,529,141
Western Copper [b]	1,611,200	1,038,903

		35,099,973

Real Estate - 0.6%
Kennedy-Wilson [b]	74,000	2,516,000

Other Natural Resources - 0.4%
† Magma Energy [b,c,d]	1,352,300	1,743,928

Total (Cost $81,292,762)		65,893,155

Technology – 15.5%
Aerospace and Defense - 0.5%
Ducommun	115,800	2,175,882

Components and Systems - 1.9%
LaCie	297,079	1,021,302
SMART Modular Technologies (WWH) [b]	594,340	1,349,152
Super Micro Computer [b]	320,911	2,458,178
Vaisala Cl. A	21,730	768,279
Xyratex [b]	417,000	2,080,830

		7,677,741

Distribution - 0.7%
Diploma	1,278,000	2,798,449

	SHARES	VALUE
Technology (continued)
IT Services - 0.6%
Neurones	300,000	$2,601,480

Semiconductors and Equipment - 6.2%
Advanced Energy Industries [b]	160,200	1,440,198
ATMI [b]	183,900	2,855,967
CEVA [b]	379,500	3,294,060
GSI Technology [b]	482,500	1,862,450
Ikanos Communications [b]	309,400	495,040
Rubicon Technology [a,b]	158,499	2,263,366
Rudolph Technologies [b]	159,500	880,440
Semitool [b]	317,400	1,466,388
Sigma Designs [a,b]	66,125	1,060,645
Smartrac [b]	85,000	1,528,244
Supertex [b]	122,300	3,070,953
TTM Technologies [b]	484,800	3,859,008
Wolfson Microelectronics [b]	338,143	549,207

		24,625,966

Software - 1.6%
Double-Take Software [b]	248,850	2,152,553
Fundtech [b]	184,900	1,867,490
Pervasive Software [b]	224,400	1,366,596
Phoenix Technologies [b]	335,088	908,088

		6,294,727

Telecommunications - 4.0%
Anaren [b]	225,158	3,980,793
Atlantic Tele-Network	145,450	5,714,731
Ceragon Networks [b]	376,702	2,497,534
Digi International [b]	265,200	2,585,700
KVH Industries [b]	188,400	1,286,772

		16,065,530

Total (Cost $69,476,933)		62,239,775

Miscellaneous e – 3.4%
Total (Cost $11,829,597)		13,684,842

TOTAL COMMON STOCKS
(Cost $457,150,306)		371,595,538

PREFERRED STOCK – 0.5%
Kennedy-Wilson Conv. [c,f]
(Cost $2,408,000)	2,408	1,949,332

REPURCHASE AGREEMENT – 6.8%

State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $27,184,008 (collateralized by obligations of various U.S. Government Agencies, 3.75% due 8/18/09-9/1/09, valued at $27,866,331)

(Cost $27,184,000)		27,184,000

16 | Royce Capital Fund 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

Royce Capital Fund – Small-Cap Portfolio

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.1864%)
(Cost $8,211,572)	$8,211,572

TOTAL INVESTMENTS – 102.2%
(Cost $494,953,878)	408,940,442

LIABILITIES LESS CASH AND OTHER ASSETS – (2.2)%	(8,731,102)

NET ASSETS – 100.0%	$400,209,340

	SHARES	VALUE
COMMON STOCKS – 91.4%

Consumer Products – 9.4%
Apparel, Shoes and Accessories - 5.1%
Guess?	134,800	$3,475,144
Steven Madden [b]	285,928	7,276,868
Wolverine World Wide	318,702	7,030,566

		17,782,578

Health, Beauty and Nutrition - 4.3%
Inter Parfums	316,296	2,321,613
NBTY [b]	278,800	7,839,856
Nu Skin Enterprises Cl. A	117,500	1,797,750
Nutraceutical International [b]	285,104	2,962,230

		14,921,449

Total (Cost $31,327,129)		32,704,027

Consumer Services – 9.4%
Leisure and Entertainment - 2.3%
International Speedway Cl. A	169,700	4,346,017
World Wrestling Entertainment Cl. A	291,159	3,656,957

		8,002,974

Restaurants and Lodgings - 0.2%
Ark Restaurants [b]	65,332	816,650

Retail Stores - 6.9%
Abercrombie & Fitch Cl. A	114,100	2,896,999
American Eagle Outfitters	282,600	4,004,442
Buckle (The)	196,100	6,230,097
Cato Corporation (The) Cl. A	240,900	4,201,296
Dress Barn (The) [b]	458,400	6,555,120

		23,887,954

Total (Cost $32,653,162)		32,707,578

Financial Intermediaries – 15.1%
Insurance - 12.8%
† Allied World Assurance Company Holdings	99,100	4,046,253
American Safety Insurance Holdings [a,b]	213,060	2,899,747
Amerisafe [b]	149,200	2,321,552
Aspen Insurance Holdings	319,500	7,137,630
EMC Insurance Group	67,464	1,403,926
Harleysville Group	122,970	3,470,213
Max Capital Group	233,303	4,306,773
Meadowbrook Insurance Group	526,600	3,438,698
Montpelier Re Holdings [a]	419,377	5,573,520
Reinsurance Group of America	150,600	5,257,446
State Auto Financial	50,454	882,945
Validus Holdings [a]	172,300	3,787,154

		44,525,857

Securities Brokers - 2.3%
Knight Capital Group Cl. A [b]	472,000	8,047,600

Total (Cost $55,038,538)		52,573,457

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Semiannual Report to Shareholders | 17

Schedules of Investments

Royce Capital Fund – Small-Cap Portfolio (continued)

	SHARES	VALUE
Financial Services – 2.3%
Investment Management - 2.3%
Federated Investors Cl. B	325,100	$7,831,659

Total (Cost $6,915,985)		7,831,659

Health – 8.2%
Drugs and Biotech - 2.2%
Emergent Biosolutions [b]	241,600	3,462,128
Obagi Medical Products [b]	583,424	4,253,161

		7,715,289

Health Services - 3.9%
† Gentiva Health Services [b]	244,100	4,017,886
† MEDNAX [b]	133,000	5,603,290
U.S. Physical Therapy [b]	270,600	3,991,350

		13,612,526

Medical Products and Devices - 2.1%
Home Diagnostics [b]	494,755	3,037,796
† Patterson Companies [b]	189,700	4,116,490

		7,154,286

Total (Cost $27,366,693)		28,482,101

Industrial Products – 10.1%
Automotive - 0.8%
Dorman Products [b]	208,259	2,880,222

Building Systems and Components - 1.0%
Drew Industries [b]	35,300	429,601
Simpson Manufacturing	139,485	3,015,666

		3,445,267

Industrial Components - 0.2%
Bel Fuse Cl. A	49,762	698,658

Machinery - 2.0%
Lincoln Electric Holdings	78,300	2,821,932
Robbins & Myers	206,300	3,971,275

		6,793,207

Metal Fabrication and Distribution - 2.7%
Schnitzer Steel Industries Cl. A	51,100	2,701,146
Sims Metal Management ADR	232,470	4,793,531
Universal Stainless & Alloy Products [b]	124,754	2,029,748

		9,524,425

Pumps, Valves and Bearings - 3.1%
Gardner Denver [b]	229,249	5,770,197
IDEX Corporation	54,200	1,331,694
Kaydon Corporation	106,600	3,470,896

		10,572,787

Other Industrial Products - 0.3%
MTS Systems	54,309	1,121,481

Total (Cost $39,989,299)		35,036,047

Industrial Services – 10.8%
Commercial Services - 8.9%
ATC Technology [b]	327,459	4,748,155
Barrett Business Services	206,126	2,164,323
Heidrick & Struggles International	146,500	2,673,625
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Kforce [b]	314,800	$2,603,396
Korn/Ferry International [b]	354,000	3,766,560
ManTech International Cl. A [b]	130,400	5,612,416
MAXIMUS	90,200	3,720,750
Resources Connection [b]	151,700	2,604,689
TrueBlue [b]	366,300	3,076,920

		30,970,834

Industrial Distribution - 0.4%
Applied Industrial Technologies	66,000	1,300,200

Transportation and Logistics - 1.5%
Star Bulk Carriers [a]	445,053	1,633,345
Tidewater	82,100	3,519,627

		5,152,972

Total (Cost $49,222,658)		37,424,006

Natural Resources – 13.9%
Energy Services - 9.5%
Ensign Energy Services	276,200	4,036,797
Helmerich & Payne	100,700	3,108,609
Major Drilling Group International	69,900	1,097,342
Oil States International [b]	330,500	8,001,405
Patterson-UTI Energy	174,700	2,246,642
Pioneer Drilling [b]	514,464	2,464,283
Rowan Companies [b]	244,200	4,717,944
Trican Well Service	151,400	1,304,241
Unit Corporation [b]	223,300	6,156,381

		33,133,644

Oil and Gas - 2.3%
Cimarex Energy	157,818	4,472,562
† Energen Corporation	88,600	3,535,140

		8,007,702

Precious Metals and Mining - 2.1%
Agnico-Eagle Mines	55,500	2,912,640
Pan American Silver [b]	124,900	2,289,417
Red Back Mining [b]	238,000	2,074,814

		7,276,871

Total (Cost $52,685,225)		48,418,217

Technology – 10.4%
Components and Systems - 1.7%
Rimage Corporation [b]	244,045	4,053,588
Super Micro Computer [a,b]	240,291	1,840,629

		5,894,217

IT Services - 1.1%
Total System Services	277,200	3,711,708

Semiconductors and Equipment - 4.5%
Advanced Energy Industries [b]	305,702	2,748,261
MKS Instruments [b]	243,300	3,209,127
OmniVision Technologies [b]	88,414	918,621
Rofin-Sinar Technologies [b]	148,394	2,969,364
Varian Semiconductor Equipment Associates [b]	122,800	2,945,972

18 | Royce Capital Fund 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2009 (unaudited)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Verigy [b]	224,200	$2,728,514

		15,519,859

Telecommunications - 3.1%
Comtech Telecommunications [b]	195,866	6,244,208
NETGEAR [b]	327,600	4,720,716

		10,964,924

Total (Cost $46,198,053)		36,090,708

Miscellaneous e – 1.8%
Total (Cost $5,356,481)		6,103,455

TOTAL COMMON STOCKS
(Cost $346,753,223)		317,371,255

REPURCHASE AGREEMENT – 9.0%

State Street Bank & Trust Company, 0.01% dated 6/30/09, due 7/1/09, maturity value $31,314,009 (collateralized by obligations of various U.S. Government Agencies, 1.62% due 12/30/09, valued at $32,101,287)

(Cost $31,314,000)		31,314,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.1864%)
(Cost $5,723,721)		5,723,721

TOTAL INVESTMENTS – 102.0%
(Cost $383,790,944)		354,408,976

LIABILITIES LESS CASH AND OTHER ASSETS – (2.0)%		(7,051,757)

NET ASSETS – 100.0%		$347,357,219

†	New additions in 2009.
[a]	All or a portion of these securities were on loan at June 30, 2009.
[b]	Non-income producing.
[c]	Securities for which market quotations are not readily available represent 0.9% of net assets for Royce Micro-Cap Portfolio. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[d]	This security is not registered under the Securities Act of 1933 and may be subject to contractual and/or legal restrictions on resale to the general public or to certain institutions.
[e]	Includes securities first acquired in 2009 and less than 1% of net assets.
[f]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.

Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2009 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Semiannual Report to Shareholders | 19

Statements of Assets and Liabilities	June 30, 2009 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value
(including collateral on loaned securities)*	$381,756,442	$323,094,976
Repurchase agreements (at cost and value)	27,184,000	31,314,000
Cash and foreign currency	14,907	34,261
Receivable for investments sold	1,501,379	847,300
Receivable for capital shares sold	547,895	909,752
Receivable for dividends and interest	246,856	190,343
Prepaid expenses and other assets	3,201	2,055
Total Assets	411,254,680	356,392,687
LIABILITIES:
Payable for collateral on loaned securities	8,211,572	5,723,721
Payable for investments purchased	1,920,092	747,299
Payable for capital shares redeemed	407,272	2,186,538
Payable for investment advisory fees	411,399	291,277
Accrued expenses	95,005	86,633
Total Liabilities	11,045,340	9,035,468
Net Assets	$400,209,340	$347,357,219
ANALYSIS OF NET ASSETS:
Paid-in capital	$538,190,838	$429,302,685
Undistributed net investment income (loss)	397,563	234,273
Accumulated net realized gain (loss) on investments and foreign currency	(52,367,813)	(52,797,234)
Net unrealized appreciation (depreciation) on investments and foreign currency	(86,011,248)	(29,382,505)
Net Assets	$400,209,340	$347,357,219
Investment Class	$395,670,716	$345,458,286
Service Class	4,538,624	1,898,933
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
Investment Class	53,949,045	50,160,422
Service Class	620,485	276,729
NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
(offering and redemption price per share)
Investment Class	$7.33	$6.89
Service Class	7.31	6.86
* Investments at identified cost	$467,769,878	$352,476,944
Market value of loaned securities	7,928,777	5,523,747

20 | Royce Capital Fund 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio

	Six months ended		Six months ended
	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08
INVESTMENT OPERATIONS:
Net investment income (loss)	$467,849	$5,317,872	$227,059	$246,375
Net realized gain (loss) on investments and foreign currency	(22,382,891)	(21,207,803)	(42,768,717)	(8,246,378)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	91,250,716	(244,986,123)	66,892,367	(94,474,073)
Net increase (decrease) in net assets from investment operations	69,335,674	(260,876,054)	24,350,709	(102,474,076)
DISTRIBUTIONS:
Net investment income
Investment Class	–	(13,058,155)	–	(2,337,827)
Service Class	–	(90,960)	–	(6,931)
Net realized gain on investments and foreign currency
Investment Class	–	(54,721,733)	–	(30,054,260)
Service Class	–	(414,258)	–	(152,571)
Total distributions	–	(68,285,106)	–	(32,551,589)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	42,421,730	96,537,277	67,464,632	105,771,986
Service Class	332,632	3,214,943	1,330,686	526,046
Distributions reinvested
Investment Class	–	67,779,888	–	32,392,087
Service Class	–	505,218	–	159,502
Value of shares redeemed
Investment Class	(43,318,809)	(139,333,402)	(38,005,674)	(57,692,282)
Service Class	(346,097)	(1,226,979)	(1,119,187)	(189,298)
Net increase (decrease) in net assets from capital share transactions	(910,544)	27,476,945	29,670,457	80,968,041
NET INCREASE (DECREASE) IN NET ASSETS	68,425,130	(301,684,215)	54,021,166	(54,057,624)
NET ASSETS:
Beginning of period	331,784,210	633,468,425	293,336,052	347,393,676
End of period	$400,209,340	$331,784,210	$347,357,218	$293,336,052
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$397,563	$(70,286)	$234,273	$7,214

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Semiannual Report to Shareholders | 21

Statements of Operations	Six Months Ended June 30, 2009 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
Income:
Dividends	$2,588,083	$1,818,952
Interest	12,113	11,644
Securities lending	109,388	4,856
Total income	2,709,584	1,835,452
Expenses:
Investment advisory fees	2,074,867	1,476,433
Distribution fees	4,743	2,104
Custody	47,025	17,850
Shareholder reports	32,067	34,898
Administrative and office facilities	26,779	22,274
Audit	17,500	17,500
Trustees’ fees	16,243	14,710
Shareholder servicing	9,875	9,693
Legal	4,655	3,693
Registration	1,083	4,763
Other expenses	11,678	8,772
Total expenses	2,246,515	1,612,690
Compensating balance credits	–	(31)
Expenses reimbursed by investment adviser	(4,780)	(4,266)
Net expenses	2,241,735	1,608,393
Net investment income (loss)	467,849	227,059
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	(22,384,585)	(42,768,222)
Foreign currency transactions	1,694	(495)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	91,240,553	66,892,369
Other assets and liabilities denominated in foreign currency	10,163	(2)
Net realized and unrealized gain (loss) on investments and foreign currency	68,867,825	24,123,650
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$69,335,674	$24,350,709

22 | Royce Capital Fund 2009 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions from Net						Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Micro-Cap Portfolio – Investment Class
†2009	$6.03	$0.01	$1.29	$1.30	$–	$–	$–	$7.33	21.56	%#	$395,671	1.35	%*	1.35	%*	1.35	%*	0.28	%*	20%
2008	13.47	0.13	(5.99)	(5.86)	(0.30)	(1.28)	(1.58)	6.03	(43.27)		328,059	1.32		1.32		1.32		1.05		51
2007	14.40	0.03	0.53	0.56	(0.22)	(1.27)	(1.49)	13.47	3.98		629,953	1.31		1.31		1.31		0.19		47
2006	12.57	0.01	2.63	2.64	(0.03)	(0.78)	(0.81)	14.40	21.07		561,257	1.32		1.31		1.31		(0.09)		41
2005	11.50	(0.05)	1.38	1.33	(0.06)	(0.20)	(0.26)	12.57	11.61		384,069	1.33		1.33		1.33		(0.51)		38
2004	10.90	(0.09)	1.58	1.49	–	(0.89)	(0.89)	11.50	13.85		345,499	1.34		1.34		1.34		(0.78)		38
Micro-Cap Portfolio – Service Class(a)
†2009	$6.02	$0.00	$1.29	$1.29	$–	$–	$–	$7.31	21.43	%#	$4,538	1.83	%*	1.83	%*	1.58	%*	0.06	%*	20%
2008	13.45	0.05	(5.92)	(5.87)	(0.28)	(1.28)	(1.56)	6.02	(43.44)		3,725	1.92		1.92		1.58		0.70		51
2007	14.39	(0.06)	0.58	0.52	(0.19)	(1.27)	(1.46)	13.45	3.71		3,515	2.11		2.11		1.58		(0.06)		47
2006	14.90	(0.04)	0.34	0.30	(0.02)	(0.79)	(0.81)	14.39	2.06	#	1,262	8.67	*	8.67	*	1.58	*	0.16	*	41
Small-Cap Portfolio – Investment Class
†2009	$6.42	$0.00	$0.47	$0.47	$–	$–	$–	$6.89	7.32	%#	$345,458	1.09	%*	1.09	%*	1.09	%*	0.16	%*	23%
2008	9.96	0.00	(2.72)	(2.72)	(0.06)	(0.76)	(0.82)	6.42	(27.18)		291,898	1.07		1.07		1.07		0.07		45
2007	10.67	0.07	(0.30)	(0.23)	(0.00)	(0.48)	(0.48)	9.96	(2.14)		345,747	1.09		1.08		1.08		0.60		64
2006	9.67	0.00	1.51	1.51	(0.01)	(0.50)	(0.51)	10.67	15.57		274,089	1.08		1.08		1.08		0.08		54
2005	9.00	0.01	0.76	0.77	–	(0.10)	(0.10)	9.67	8.56		187,039	1.11		1.11		1.11		0.11		45
2004	7.59	(0.05)	1.93	1.88	–	(0.47)	(0.47)	9.00	24.95		110,911	1.14		1.14		1.14		(0.62)		47
Small-Cap Portfolio – Service Class(a)
†2009	$6.40	$(0.00)	$0.46	$0.46	$–	$–	$–	$6.86	7.19	%#	$1,899	1.86	%*	1.86	%*	1.36	%*	(0.08	)%*	23%
2008	9.94	(0.02)	(2.73)	(2.75)	(0.03)	(0.76)	(0.79)	6.40	(27.50)		1,438	1.96		1.96		1.36		(0.21)		45
2007	10.67	0.03	(0.28)	(0.25)	–	(0.48)	(0.48)	9.94	(2.37)		1,647	2.09		2.09		1.36		0.23		64
2006	10.85	(0.01)	0.33	0.32	–	(0.50)	(0.50)	10.67	2.94	#	103	15.77	*	15.77	*	1.36	*	(0.12	)*	54

(a)	The Class commenced operations on May 2, 2006.
*	Annualized.
#	Not annualized.
†	Six months ended June 30, 2009 (unaudited).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	Royce Capital Fund 2009 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the evaluation of subsequent events through August 13, 2009, the issuance date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Micro-Cap Portfolio
Equities	$266,466,833	$103,384,777	$3,693,260	$373,544,870
Cash equivalents	–	35,395,572	–	35,395,572
Small-Cap Portfolio
Equities	308,858,061	8,513,194	–	317,371,255
Cash equivalents	–	37,037,721	–	37,037,721

Level 3 Reconciliation:
	Balance as of 12/31/08	Change in unrealized (depreciation)	Purchases	Balance as of 6/30/09
Micro-Cap Portfolio
Equities	$1,949,331	$(15,549)	$1,759,478	$3,693,260

Repurchase Agreements:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

24 | Royce Capital Fund 2009 Semiannual Report to Shareholders

Foreign Currency:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending.

Distributions and Taxes:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2009.

Capital Share Transactions (in shares):

			Shares issued for
	Shares sold		reinvestment of distributions		Shares redeemed		Net increase (decrease) in shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended	6/30/09	Year ended
	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08	(unaudited)	12/31/08

Micro-Cap Portfolio
Investment Class	6,834,915	8,756,498	–	11,468,678	(7,258,136)	(12,618,795)	(423,221)	7,606,381
Service Class	55,708	391,826	–	85,630	(53,618)	(120,467)	2,090	356,989

Small-Cap Portfolio
Investment Class	10,930,454	12,033,099	–	5,149,775	(6,260,662)	(6,394,795)	4,669,792	10,788,079
Service Class	253,240	55,764	–	25,398	(201,149)	(22,258)	52,091	58,904

Royce Capital Fund 2009 Semiannual Report to Shareholders | 25

Notes to Financial Statements (unaudited) (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to reimburse expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratios to average net assets at or below 1.58% and 1.36% for the Service Classes of Micro- Cap Portfolio and Small-Cap Portfolio, respectively, through December 31, 2009. For the six months ended June 30, 2009, Micro-Cap Portfolio recorded advisory fees of $2,074,867 and Small-Cap Portfolio recorded advisory fees of $1,476,433.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2009, Micro-Cap Portfolio-Service Class recorded net distribution fees of $4,743 and Small-Cap Portfolio-Service Class recorded net distribution fees of $2,104.

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2009, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Micro-Cap Portfolio	$62,390,349	$70,738,236
Small-Cap Portfolio	82,515,385	62,291,606

Class Specific Expenses:
Class specific expenses were as follows for the six months ended June 30, 2009:

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Micro-Cap Portfolio – Investment Class	$–	$5,759	$31,398	$982	$–	$38,139	$–
Micro-Cap Portfolio – Service Class	4,743	4,116	669	101	–	9,629	4,780
	4,743	9,875	32,067	1,083	–		4,780
Small-Cap Portfolio – Investment Class	–	5,585	34,363	4,735	–	44,683	–
Small-Cap Portfolio – Service Class	2,104	4,108	535	28	–	6,775	4,266
	2,104	9,693	34,898	4,763	–		4,266

Tax Information:
     At June 30, 2009, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Micro-Cap Portfolio	$495,273,977	$(86,333,535)	$49,078,928	$135,412,463
Small-Cap Portfolio	383,860,339	(29,451,363)	28,032,093	57,483,456

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Restricted Securities:
     Certain of the Funds’ investments are restricted as to resale and are valued at their fair value under procedures established by the Funds’ Board of Trustees.

	Number	Acquisition		Fair Value at
Security	of Shares	Dates	Cost	6/30/09	Percent of Net Assets	Distributions Received
Micro-Cap Portfolio
Kennedy-Wilson Conv.	2,408	5/08, 9/08	$2,408,000	$1,949,332	0.5%	$42,140
Magma Energy	1,352,300	6/09	1,759,478	1,743,928	0.4	–

26 | Royce Capital Fund 2009 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2009 and held for the entire six-month period ended June 30, 2009. Service Class shares are generally available only through certain insurance companies, brokers or retirement plan administrators who receive service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2009 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	1/1/09	6/30/09	Period(1)	1/1/09	6/30/09	Period(1)	Ratio(2)
Investment Class

Micro-Cap Portfolio	$1,000.00	$1,215.59	$7.42	$1,000.00	$1,018.10	$6.76	1.35%
Small-Cap Portfolio	1,000.00	1,073.21	5.60	1,000.00	1,019.39	5.46	1.09%

Service Class

Micro-Cap Portfolio	1,000.00	1,214.29	8.67	1,000.00	1,016.96	7.90	1.58%
Small-Cap Portfolio	1,000.00	1,071.88	6.99	1,000.00	1,018.05	6.80	1.36%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts or retirement plans investing in the Fund.
(2)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2009 Semiannual Report to Shareholders | 27

Board Approval of Investment Advisory Agreements

At meetings held on June 10-11, 2009, Royce Capital Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and Royce Capital Fund relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, and brokerage and execution products and services provided to the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, payments made to R&A or its affiliates relating to distribution of Fund shares and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While the Investment Advisory Agreements for the Funds were considered at the same meetings, the trustees dealt with each agreement separately. Among other factors, the trustees noted that they considered the following:
The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 35 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing The Royce Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 35 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on shareholder interests. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that R&A provided certain administrative services to the Fund at cost pursuant to the Administration Agreement between the Fund and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract and retain quality and experienced personnel. The trustees concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three to ten years. The trustees noted that Royce Micro-Cap Portfolio’s Sharpe Ratio placed in the 2nd quartile within Morningstar’s small blend category for the three- and five-year periods and in the 1st quartile for the ten-year period ended December 31, 2008, and Royce Small-Cap Portfolio placed in the 1st quartile for the three-year, five-year and ten-year periods within Morningstar’s small blend category.
The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each Fund’s performance supported the renewal of its Investment Advisory Agreement.
Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether each of the Funds has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.

28 | Royce Capital Fund 2009 Semiannual Report to Shareholders

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. It was noted that each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio placed in the 2nd quartile among its respective peers.

The trustees noted that R&A had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The trustees also considered fees charged by R&A to institutional and other clients and noted that the Funds’ advisory fees compared favorably to these other accounts.
The entire Board, including all the non-interested trustees, approved the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

Royce Capital Fund 2009 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $22 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same smaller-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 15 Portfolio Managers, nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $82 million invested in The Royce Funds.

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds

745 Fifth Avenue | New York, NY 10151 | P(800) 221-4268 | www.roycefunds.com

General Information
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/Charles M. Royce	BY:	/s/John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date:	August 25, 2009	Date:	August 25, 2009